Exhibit 99.1

Support.com Stockholders Approve Merger with Greenidge Generation Holdings Inc.

Los Angeles, CA – September 10, 2021 – Support.com, Inc. (NASDAQ: SPRT), a leader in customer and technical support solutions delivered by home-based employees, today announced that its shareholders approved all proposals related to the previously announced merger transaction with Greenidge Generation Holdings Inc. (“Greenidge”), a vertically integrated bitcoin mining and power generation company, at a special meeting of Support stockholders held today.

“We are grateful for our shareholders’ overwhelming endorsement of the Support.com merger with Greenidge,” said Lance Rosenzweig, Support.com President and Chief Executive Officer. “We are proud of what our team has achieved and look forward to partnering with the Greenidge team as we execute on our growth strategy to drive shareholder value.”

Support.com intends to file a Form 8-K with the Securities and Exchange Commission disclosing the full voting results from the special meeting. Greenidge and Support.com will announce the targeted closing date and final exchange ratio in the merger when determined.

About Support.com

Support.com, Inc. is a leading provider of customer and technical support solutions delivered by home-based employees. For more than twenty years, the company has achieved stellar results for global enterprise clients and top-tier businesses. Support.com’s proven, omnichannel solutions have been specifically designed and optimized for the homesourcing™ environment, resulting in industry-leading NPS scores and first call resolution rates. The company efficiently meets changing client needs through its highly scalable, global network of home-based employees and secure, proprietary, cloud-based platforms. For more information, please visit www.support.com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

© 2021 Support.com, Inc. All rights reserved. Support.com and the Support.com logo are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other marks are the property of their respective owners.

Safe Harbor Statement

This announcement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, all statements relating to our plans to build an enterprise-ready leader in homesourcing™. Such forward-looking statements are based on current expectations and information that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to maintain and grow revenue, any acquisitions we may make, including integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, our ability to control expenses and achieve desired margins, our ability to maintain or improve gross margin, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, potential intellectual property, class action or other litigation, fluctuations in government laws and regulations, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, our ability to execute any cost reduction program, any expenses or reputational damage associated with resolving customer warranty and/or indemnification claims, our ability to manage the effects of any cost reduction plan on our workforce and other operations, and the occurrence of any event, change, or other circumstances that could give rise to the termination of the proposed merger or delay in the closing of the proposed merger, including the failure of our stockholders to adopt the merger agreement. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. More information on these risks and other potential factors that could affect Support.com’s business and financial results is included in Support.com’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Support.com’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. Support.com assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Support.com Investor Contact

Jacob Moelter

IR@support.com

Greenidge Investor Contact

investorrelations@greenidge.com